Exhibit 99.1

COLUMBIA FINANCIAL, INC.

AND NORTHFIELD BANCORP, INC.

ANNOUNCE PLANS TO MERGE

Columbia to Undertake Second-Step Conversion in Connection with Transaction

Fair Lawn, New Jersey and Woodbridge, New Jersey (February 2, 2026): Columbia Financial, Inc. (“Columbia”) (NASDAQ: CLBK), the mid-tier holding company for Columbia Bank (the “Bank”), and Northfield Bancorp, Inc. (“Northfield”) (NASDAQ: NFBK), the holding company for Northfield Bank, jointly announced today that they have entered into an agreement and plan of merger for Columbia to acquire Northfield in a transaction valued at approximately $597 million. The combination of the two organizations will create the third largest regional bank headquartered in New Jersey, with pro forma total assets of $18 billion based on financial data as of December 31, 2025.

In connection with the announcement of the merger, Columbia also announced that its Board of Directors, together with the Boards of Directors of Columbia Bank MHC (the “MHC”) and the Bank, have unanimously adopted a plan of conversion and reorganization, pursuant to which (i) shares representing the majority ownership of the MHC will be sold to the public at a price of $10.00 per share and (ii) the Bank, which is currently in the mutual holding company structure, will reorganize into the fully public stock holding company form of organization in a transaction commonly referred to as a “second-step” conversion. As part of the second-step conversion, the Bank will become a wholly owned subsidiary of a new holding company formed in connection with the transaction (the “Holding Company”).

Under the plan of conversion and reorganization, shares of common stock of Columbia held by persons other than the MHC, which currently represent approximately 26.9% of Columbia’s outstanding common shares, will be converted into shares of common stock of the newly formed Holding Company pursuant to an exchange ratio intended to preserve the percentage ownership interests of such persons. Shares of common stock of Columbia held by the MHC, which currently represent approximately 73.1% of Columbia’s outstanding common shares, will be cancelled in connection with the transaction. In the conversion stock offering, depositors of Columbia Bank with qualifying deposits as of December 31, 2024 will have first priority non-transferable subscription rights to subscribe for shares of common stock of the Holding Company. The number of shares of common stock of the Holding Company to be issued in the proposed stock offering will be based on the aggregate pro forma market value of the common stock of the Holding Company, after giving effect to the proposed merger with Northfield, as determined by an independent appraisal (the “Independent Valuation”).

Under the terms of the merger agreement, Northfield will merge into the Holding Company immediately following the completion of the second-step conversion. At the effective time of the merger, each outstanding share of Northfield common stock will be converted into the right to receive either shares of Holding Company common stock or cash, without interest, at the election of the holder, as follows: (i) if the final Independent Valuation is less than $2.3 billion, either 1.425 shares of Holding Company common stock or $14.25 in cash; (ii) if the Independent Valuation is equal to or greater than $2.3 billion and less than $2.6 billion, either 1.450 shares of Holding Company common stock or $14.50 in cash, or (iii) if the Independent Valuation is equal to or greater than $2.6 billion, 1.465 shares of Holding Company common stock or $14.65 in cash. Under the terms of the merger agreement, no more than 30% of the outstanding shares of Northfield common stock issued and outstanding as of the effective time of the merger may be converted into the cash consideration. The merger will only occur if the second-step conversion is completed.

On a pro forma basis at the midpoint of the estimated valuation range for the second-step conversion based on a preliminary independent appraisal, Columbia anticipates that the merger with Northfield would be 50% accretive to Columbia’s 2027 earnings per share.

Following the completion of the merger, Thomas J. Kemly will continue to serve as President and Chief Executive Officer of the Holding Company and the Bank, Dennis E. Gibney will continue to serve as First Senior Executive Vice President and Chief Banking Officer of the Holding Company and Columbia Bank and Thomas F. Splaine, Jr. will continue to serve as Executive Vice President and Chief Financial Officer of the Holding Company and Columbia Bank.

In addition, at the effective time of the merger, Steven M. Klein, Chairman, President and Chief Executive Officer of Northfield, will become Senior Executive Vice President and Chief Operating Officer of the Holding Company and Columbia Bank. Following the completion of the merger, the Board of Directors of the Holding Company and Columbia Bank will consist of the directors of Columbia and Columbia Bank as of the effective time of the merger, as well as four members of Northfield’s board of directors, including Steven M. Klein.

“We are excited to announce our second-step conversion and simultaneous merger with Northfield. The simultaneous merger allows us to immediately leverage a portion of the capital raised and materially augment financial results,” said Thomas J. Kemly, President and Chief Executive Officer of Columbia. “Northfield has built an excellent deposit franchise with a conservative credit culture, which makes it an ideal fit with Columbia and provides great opportunities for future growth.”

“Founded in 1887, in the Northfield section of Staten Island, Northfield Bank has been serving its communities for nearly 140 years. Guided by its core values of Trust, Respect, and Excellence, our team members make a positive difference in the lives and businesses of those in our communities every day.” said Steven M. Klein, Chairman, President and Chief Executive Officer of Northfield. “I have known and respected the Columbia team for nearly 40 years, and I believe this combination will create enormous value and opportunity for our team members, customers, and stockholders.”

The merger agreement has been unanimously approved by the Boards of Directors of both Columbia and Northfield. The completion of the merger is subject to the satisfaction of various closing conditions, including the completion of the second-step conversion, the receipt of all required regulatory approvals and the approval of the merger by the stockholders of both Columbia and Northfield. The completion of the second-step conversion is also subject to the satisfaction of various closing conditions, including the receipt of all required regulatory approvals, the approval of the conversion by the depositors and certain borrowers of Columbia Bank and the approval of the conversion by the stockholders of Columbia.

The second-step conversion, the conversion offering and the merger are expected to be completed early in the third quarter of 2026.

Keefe, Bruyette & Woods, Inc., A Stifel Company, is serving as financial advisor to Columbia. Keefe Bruyette & Woods, Inc., A Stifel Company, will also act as marketing agent for the subscription and community offerings and the lead left book-running manager for any firm commitment underwritten offering conducted by the Holding Company in connection with the second-step conversion. Raymond James & Associates, Inc. is serving as financial advisor to Northfield, and has rendered a fairness opinion to the Board of Directors of Northfield.

Kilpatrick Townsend & Stockton LLP is serving as legal counsel to Columbia and Luse Gorman, PC is serving as legal counsel to Northfield.

Joint Investor Conference Call

Columbia will host a conference call to discuss the proposed transaction at 9:30 a.m. Eastern time today, Monday, February 2, 2026, and Northfield will join to discuss today’s announcement. To listen to the live call, please dial 1-800-330-6730 and enter 116477 for the conference ID. A live webcast of the conference call and associate presentation materials will be available on the Events & Presentations section of each company's Investor Relations website at https://ir.columbiabankonline.com/ and https://ir.enorthfield.com/.

About Columbia Financial, Inc.

Columbia Financial, Inc. is a Delaware corporation organized as Columbia Bank’s mid-tier stock holding company. Columbia Financial, Inc. is a majority-owned subsidiary of Columbia Bank MHC. Columbia Bank is a federally chartered savings bank headquartered in Fair Lawn, New Jersey that operates 71 full-service banking offices and offers traditional financial services to consumers and businesses in its market area. For more information about Columbia Bank, please visit www.columbiabankonline.com.

About Northfield Bancorp, Inc.

Northfield Bancorp, Inc. is the parent holding company for Northfield Bank. Northfield Bank, founded in 1887, operates 37 full-service banking offices in Staten Island and Brooklyn, New York, and Hunterdon, Middlesex, Mercer, and Union counties, New Jersey. For more information about Northfield Bank, please visit www.eNorthfield.com.

Disclaimer and Caution About Forward-Looking Statements

Certain statements in this press release constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, which statements involve inherent risks and uncertainties. Examples of forward-looking statements include, but are not limited to, statements regarding the outlook and expectations of Columbia and Northfield, respectively, with respect to the proposed transaction, the strategic benefits and financial benefits of the proposed transaction, including the expected impact of the proposed transaction on the combined company’s future financial performance (including anticipated accretion to earnings per share, the tangible book value earn-back period and other operating and return metrics), the timing of the closing of the proposed transaction, and the ability to successfully integrate the combined businesses. Such statements are often characterized by the use of qualified words (and their derivatives) such as “may,” “will,” “anticipate,” “could,” “should,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “plan,” “project” and “intend,” as well as words of similar meaning or other statements concerning opinions or judgment of Columbia or Northfield or their respective management about future events.

Forward-looking statements are based on assumptions as of the time they are made and are subject to risks, uncertainties and other factors that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results expressed or implied by such forward-looking statements. Such risks, uncertainties and assumptions, include, among others, the following: (i) the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement; (ii) the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction) and the possibility that the proposed transaction does not close when expected or at all because required regulatory approvals, the approval by Columbia’s and/or Northfield’s stockholders, or other approvals and the other conditions to closing are not received or satisfied on a timely basis or at all; (iii) the outcome of any legal proceedings that may be instituted against Columbia or Northfield; (iv) the possibility that the anticipated benefits of the proposed transaction, including anticipated cost savings and strategic gains, are not realized when expected or at all, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Columbia and Northfield operate; (v) the possibility that the integration of the two companies may be more difficult, time-consuming or costly than expected; (vi) Columbia’s ability to successfully complete its second step conversion; (vi) the possibility that the final independent appraisal of Columbia will differ from the preliminary independent appraisal of Columbia; (viii) the impact of purchase accounting with respect to the proposed transaction, or any change in the assumptions used regarding the assets acquired and liabilities assumed to determine their fair value and credit marks; (ix) the possibility that the proposed transaction may be more expensive or take longer to complete than anticipated, including as a result of unexpected factors or events; (x) the diversion of management’s attention from ongoing business operations and opportunities; (xi) potential adverse reactions of Columbia’s or Northfield’s customers or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction; (xii) a material adverse change in the financial condition of Columbia or Northfield; (xiii) changes in Columbia’s or Northfield’s share price before closing; (xiv) risks relating to the potential dilutive effect of shares of Columbia’s common stock to be issued in the proposed transaction; (xv) general competitive, economic, political and market conditions, including the impact of any potential government shutdown; (xvi) major catastrophes such as earthquakes, floods or other natural or human disasters, including infectious disease outbreaks; and (xvii) other factors that may affect future results of Columbia or Northfield, including, among others, changes in asset quality and credit risk; the imposition of tariffs and any retaliatory responses; the inability to sustain revenue and earnings growth; changes in interest rates; deposit flows; inflation; customer borrowing, repayment, investment and deposit practices; the impact, extent and timing of technological changes; capital management activities; and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.

These factors are not necessarily all of the factors that could cause Columbia’s, Northfield’s or the combined company’s actual results, performance or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other factors, including unknown or unpredictable factors, also could harm Columbia’s, Northfield’s or the combined company’s results.

Although each of Columbia and Northfield believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions based on its existing knowledge of its business and operations, there can be no assurance that actual results of Columbia or Northfield will not differ materially from any projected future results expressed or implied by such forward-looking statements. Additional factors that could cause results to differ materially from those described above can be found in Columbia’s most recent annual report on Form 10-K for the fiscal year ended December 31, 2024, quarterly reports on Form 10-Q, and other documents subsequently filed by Columbia with the Securities Exchange Commission (the “SEC”), and in Northfield’s most recent annual report on Form 10-K for the fiscal year ended December 31, 2024, and its other filings with the SEC and quarterly reports on Form 10-Q, and other documents subsequently filed by Northfield with the SEC. The actual results anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on Columbia, Northfield or each of their respective businesses or operations. Investors are cautioned not to rely too heavily on any such forward-looking statements. Columbia and Northfield urge you to consider all of these risks, uncertainties and other factors carefully in evaluating all such forward-looking statements made by Columbia and Northfield. Forward-looking statements speak only as of the date they are made and Columbia and/or Northfield undertake no obligation to update or clarify these forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by applicable law.

Important Additional Information About the Transaction and Where to Find It

In connection with the proposed merger, the Holding Company intends to file with the SEC (i) a Registration Statement on Form S-4 (the “Form S-4 Registration Statement”) to register the shares of Holding Company common stock to be issued in connection with the proposed merger, which will include a joint proxy statement of Columbia and Northfield and a prospectus of Columbia (the “Joint Proxy Statement/Prospectus”), and (ii) a Registration Statement on Form S-1 in connection with the second-step conversion offering. In addition, each of Columbia and Northfield may file with the SEC other relevant documents concerning the proposed transaction. A definitive Joint Proxy Statement/Prospectus will be sent to the stockholders of Columbia and Northfield to seek their approval of the proposed merger.

BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND STOCKHOLDERS OF COLUMBIA AND NORTHFIELD ARE URGED TO READ THE FORM S-4 REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT COLUMBIA, NORTHFIELD AND THE PROPOSED TRANSACTION AND RELATED MATTERS.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote or approval with respect to the proposed second-step conversion or the proposed merger between Columbia and Northfield. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, and no offer to sell or solicitation of an offer to buy shall be made in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

A copy of the Form S-4 Registration Statement, Joint Proxy Statement/Prospectus, as well as other filings containing information about Columbia and Northfield, may be obtained, free of charge, at the SEC’s website (http://www.sec.gov). You will also be able to obtain these documents, when they are filed, free of charge, from Columbia by accessing Columbia’s website at https://ir.columbiabankonline.com/financials/sec-filings/default.aspx or from Northfield by accessing Northfield’s website at https://ir.enorthfield.com/financials/sec-filings/default.aspx. Copies of the Form S-4 Registration Statement, the Joint Proxy Statement/Prospectus and the filings with the SEC that will be incorporated by reference therein can also be obtained, without charge, by directing a request to Columbia Investor Relations, 19-01 Route 208 North, Fair Lawn, New Jersey 07410, or by calling (833) 550-0717, or to Northfield by directing a request to Northfield Investor Relations, 581 Main Street, Suite 810, Woodbridge, New Jersey 07095 or by calling (732) 499-7200 x2519. The information on Columbia’s or Northfield’s respective websites is not, and shall not be deemed to be, a part of this communication or incorporated into other filings either company makes with the SEC.

Participants in the Solicitation

Columbia, Northfield and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from the stockholders of Columbia and Northfield in connection with the proposed transaction. Information about the interests of the directors and executive officers of Columbia and Northfield and other persons who may be deemed to be participants in the solicitation of stockholders of Columbia and Northfield in connection with the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Joint Proxy Statement/Prospectus related to the proposed transaction, which will be filed with the SEC.

Information about the directors and executive officers of Columbia and their ownership of Columbia common stock is also set forth in the definitive proxy statement for Columbia’s 2025 Annual Meeting of Shareholders, as filed with the SEC on Schedule 14A on April 25, 2025 (the “Columbia 2025 Proxy Statement”) and other documents subsequently filed by Columbia with the SEC. Information about the directors and executive officers of Columbia, their ownership of Columbia common stock, and Columbia’s transactions with related persons is set forth in the sections entitled “Stock Ownership,” “Proposal 1 – Election of Directors,” “Director Compensation,” “Compensation Discussion and Analysis” and “Executive Compensation,” of the Columbia 2025 Proxy Statement. To the extent holdings of Columbia’s common stock by the directors and executive officers of Columbia’s have changed from the amounts of Columbia’s common stock held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

Information about the directors and executive officers of Northfield and their ownership of Northfield common stock can also be found in Northfield’s definitive proxy statement in connection with its 2025 Annual Meeting of Stockholders, as filed with the SEC on April 14, 2025 (the “Northfield 2025 Proxy Statement”) and other documents subsequently filed by Northfield with the SEC. Information about the directors and executive officers of Northfield, their ownership of Northfield common stock, and Northfield’s transactions with related persons is set forth in the sections entitled “Voting Securities and Principal Holders Thereof,” “Corporate Governance and Board Matters,” “Executive Compensation” and “Proposal 1 – Election of Directors” of the Northfield 2025 Proxy Statement. To the extent holdings of Northfield common stock by the directors and executive officers of Northfield have changed from the amounts of Northfield common stock held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Free copies of these documents may be obtained as described in the preceding paragraph.